Exhibit 99.2

ARDEN REINSURANCE COMPANY LTD.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

As of June 30, 2013 and December 31, 2012

	June 30, 2013	December 31, 2012

	(expressed in thousands of U.S. dollars)
Assets
Fixed maturity investments, at fair value (amortized cost 2013: $96,738; 2012: $229,548)	$94,475	$227,988

Other investments, at fair value	2,753	3,612

Total investments	97,228	231,600
Cash and cash equivalents	38,936	28,388
Premiums receivable	116,560	146,985
Accrued investment income	197	359
Deferred acquisition costs	10	40
Prepaid reinsurance premiums	10,312	33,956
Paid losses recoverable	5,653	3,937
Loss reserves recoverable	349,211	379,603
Other assets	180	44
Balance due from Arden Holdings Ltd.	227	151
Receivable for investments sold	5,604	—

Total assets	$624,118	$825,063

Liabilities
Reserve for losses and loss adjustment expenses	$454,798	$474,915
Unearned premiums	10,412	26,852
Reinsurance premiums payable	59,304	80,325
Other liabilities	341	943

Total liabilities	524,855	583,035

Shareholder’s Equity
Ordinary share capital (Authorized 100,000 common shares, 2013: par value $10.00, 103,700 shares issued; 2012: par value $10.00, 254,000 shares issued)	1,037	2,540
Additional paid-in capital	196,203	254,700
Deficit	(97,977)	(15,212)

Total shareholder’s equity	99,263	242,028

Total liabilities & shareholder’s equity	$624,118	$825,063

See accompanying notes to the unaudited condensed consolidated financial statements

ARDEN REINSURANCE COMPANY LTD.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Six Month Periods Ended June 30, 2013 and 2012

	Six Months Ended June 30,
	2013	2012
	(expressed in thousands of U.S. dollars)
Revenues
Gross premium written	$24,630	$185,997
Reinsurance premium ceded	(2,114)	(242,637)

Net premium written	22,516	(56,640)
Change in net unearned premiums	(7,202)	179,871

Net premiums earned	15,314	123,231
Other underwriting income	40	—
Net investment income	371	7,710
Net realized gains on investments	782	31,518
Net unrealized losses on investments	(628)	(12,086)
Net foreign exchange gains (losses)	174	(1,634)

Total revenues	16,053	148,739

Expenses
Net losses and loss adjustment expenses	16,954	44,073
Acquisition costs	1,720	18,913
General and administrative expenses	105	(32,874)

Total expenses	18,779	30,112

(Loss) income before income taxes	(2,726)	118,627

Income tax expense	40	—

Net (loss) income	$(2,766)	$118,627

See accompanying notes to the unaudited condensed consolidated financial statements

ARDEN REINSURANCE COMPANY LTD.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Six Month Periods Ended June 30, 2013 and 2012

	Six Months Ended June 30,
	2013	2012
	(expressed in thousands of U.S. dollars)
Cash flows provided by (used in) operating activities:
Net (loss) income	$(2,766)	$118,627

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net realized gains on investments	(783)	(32,084)
Net amortization on investments	—	1,577
Net unrealized losses on investments	628	12,086
Depreciation	360	(27,084)
Other items	227	1,670

Changes in:
Premium receivable	30,425	43,577
Accrued investment income	163	5,311
Prepaid reinsurance premiums	23,642	(153,087)
Loss reserves recoverable	28,676	(335,336)
Other assets	(235)	2,428
Reserve for losses and loss adjustment expenses	(20,117)	(26,605)
Unearned premiums	(16,440)	(26,683)
Reinsurance premiums payable	(21,021)	117,650
Accounts payable and accrued liabilities	(548)	(7,027)

Net cash provided by (used in) operating activities	22,211	(304,980)

Cash flows (used in) provided by investing activities:
Purchase of fixed maturity investments	—	(1,068,743)
Sales and maturities of fixed maturity investments	132,662	2,134,759
Net (purchases) sales of short term investments	—	100,199
Net purchase of other investments	1,505	186,866
Net change in receivables for investments sold	(5,604)	(64,832)
Purchase of fixed assets	—	29,992

Net cash provided by investing activities	128,563	1,318,241

Cash flows used in financing activities:
Dividends	—	(136,000)
Distribution of capital	(140,000)	(800,000)

Net cash used in financing activities	(140,000)	(936,000)

Effect of exchange rate changes on cash and cash equivalents	(226)	(1,039)

Net increase in cash and cash equivalents	10,548	76,222

Cash and cash equivalents, beginning of period	28,388	61,166

Cash and cash equivalents, end of period	$38,936	$137,388

See accompanying notes to the unaudited condensed consolidated financial statements

ARDEN REINSURANCE COMPANY LTD.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2013 and December 31, 2012

(Tabular information expressed in thousands of U.S. dollars)

1.	BASIS OF PREPARATION AND CONSOLIDATION

The Company’s condensed consolidated financial statements have not been audited. These statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, these financial statements reflect all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the Company’s financial position and results of operations as at the end of and for the periods presented. Results of operations for subsidiaries acquired are included from the dates of their acquisition by the Company. The results of operations for any interim period are not necessarily indicative of the results for a full year. Inter-company accounts and transactions have been eliminated. In these notes, the terms “we,” “us,” “our,” or “the Company” refer to Arden Reinsurance Company Ltd. The following information should be read in conjunction with the Company’s audited financial statements for the year ended December 31, 2012.

2.	SALE OF ARDEN RE SHARE CAPITAL

On June 5, 2013, Arden Holdings Ltd. (“Arden Holdings”) entered into a definitive agreement with two subsidiaries of Enstar Group Limited (“Enstar”) under which Enstar agreed to acquire the entire issued share capital of the Company. The purchase price for the Company is approximately $79.6 million. As at June 30, 2013, completion of the transaction remained conditioned on, among other things, governmental and regulatory approvals and satisfaction of various customary closing conditions. Enstar subsequently announced that Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (collectively, “Trident”) had acquired a 40% interest in the holding company for the acquisition subsidiary on July 3, 2013 and had agreed to provide 40% of the purchase price and related expenses for the acquisition of the Company. On September 9, 2013, Arden Holdings completed its sale of the Company’s entire issued share capital to Enstar’s wholly-owned subsidiary and Trident.

In addition, on June 5, 2013, Arden Holdings entered into a definitive agreement with two subsidiaries of Enstar under which Enstar agreed to acquire the entire issued share capital of Atrium Underwriting Group Limited (“Atrium”), which is also a subsidiary of Arden Holdings. The Company provides reinsurance to Atrium. The two transactions are governed by separate purchase agreements and Enstar’s acquisition of the Company was not conditioned on its acquisition of Atrium.

3.	INVESTMENTS

Fixed Maturities

The estimated fair values of the Company’s investments in fixed maturity investments classified as trading securities were as follows:

	June 30, 2013	December 31, 2012

U.S. government and government agencies	$66,548	$122,824

Non-U.S. governments	—	65,909

Residential mortgage-backed securities	27,531	39,051

Asset-backed securities	396	204

Total	$94,475	$227,988

ARDEN REINSURANCE COMPANY LTD.

NOTES TO THE UNAUDITED CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

4.	INVESTMENTS — (cont’d)

The following tables summarize the composition of the fixed maturity investment portfolio by investment ratings assigned by rating agencies:

As at June 30, 2013	Fair Value	% of Total Fair Value
AA/Aa	$94,079	99.6%

C	100	0.1%

D	296	0.3%

	$94,475	100.0%

As at December 31, 2012	Fair Value	% of Total Fair Value
AA/Aa	$227,784	99.8%

C	118	0.1%

D	86	0.1%

	$227,988	100.0%

Other Investments

The estimated fair value of the Company’s investments in hedge funds as at June 30, 2013 and December 31, 2012 was $2,753 and $3,612, respectively. The hedge funds include the Company’s investment in credit, long and short equity, distressed capital, event-driven and other multi-strategy funds. These investments utilize a variety of different investment approaches, designed to maximize diversity. The fair values for the hedge funds are determined by management using the net asset values provided by the third party administrators of these funds. The hedge funds are subject to restrictions on redemptions which are determined by the governing documents and may limit the Company’s ability to liquidate its investments in these funds. The hedge funds are not currently eligible for redemption due to imposed lock-up periods of three years from the time of the Company’s initial investment. Once eligible, redemptions will be permitted quarterly with 90 days’ notice. The first investment in the funds will be eligible for redemption in March 2014.

At June 30, 2013, the hedge fund investments were subject to side-pockets. Management has not made any adjustments to the fair value estimate reported by the fund managers for the side-pocketed investments.

ARDEN REINSURANCE COMPANY LTD.

NOTES TO THE UNAUDITED CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

4.	INVESTMENTS — (cont’d)

Fair Value of Financial Instruments

The Company determines the fair value of its fixed maturity investments in accordance with current accounting guidance, which defines fair value and establishes a fair value hierarchy based on inputs to the various valuation techniques used for each fair value measurement. The use of valuation techniques for any given investment requires a significant amount of judgment and consideration of factors specific to the underlying investment. The Company estimates the estimated fair value of each individual security utilizing the highest level of inputs available. Current accounting guidance establishes three levels in the hierarchy as follows:

Level 1: Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2: Inputs are other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. A significant adjustment to a Level 2 input could result in the Level 2 measurement becoming a Level 3 measurement.

Level 3: Inputs are unobservable inputs for the asset or liability.

The following is a summary of valuation techniques or models the Company uses to measure fair value by asset and liability classes.

Fixed Maturities Investments

The Company uses quoted values and other data provided by an independent pricing service and its third party investment managers in determining fair values for its fixed maturity investments. Pricing from third party pricing services are sourced from multiple vendors. Each source has its own proprietary method for determining fair value of any security that is not actively traded. In general, the methods involve the use of “matrix pricing” in which the independent pricing sources use observable market inputs including, but not limited to, yield curves, trade execution data, market spreads, cash flows, credit risks and benchmarking like securities to determine a reasonable fair value.

The following describes the techniques generally used to determine the fair values of the Company’s fixed maturities by asset class:

U.S. government and government agencies - These securities consist primarily of bonds issued by the U.S. Department of Treasury and mortgage agencies such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. The fair values of highly liquid U.S. Treasuries are based on quoted prices in active markets using real time trading systems and are classified within Level 1. The fair values of U.S. government agency securities are priced using yield curves, credit spreads and interest rate volatilities. These are considered to be observable market inputs and therefore the fair values of U.S. government agency securities are classified in Level 2.

Non-U.S. governments - These securities consist of securities issued primarily by governments, provinces, agencies and supranationals, as well as debt issued by financial institutions that is guaranteed by a non-U.S. government. The fair values of highly liquid European and Canadian Sovereign debt are based on quoted prices in active markets and are classified in Level 1. Other Non-U.S. government securities are priced using observable inputs, such as yield curves, credit spreads and interest rate volatilities and are classified in Level 2.

Residential mortgage-backed securities - These securities consists of residential mortgage-backed securities originated by both agencies and non-agencies. The fair values of these securities are determined through the use of pricing models which evaluate the underlying collateral performance, and obtain prices from market makers and live trading systems. Where pricing is unavailable from pricing services, the Company obtains non-binding quotes from broker-dealers to estimate fair value. These are considered observable market inputs and the fair value of these securities are classified within Level 2.

Asset-backed securities - These securities consist primarily of investment-grade bonds backed by pools of loans with a variety of underlying collateral. The fair values of asset-backed securities are priced through the use of various models which evaluate the underlying collateral performance, as well as obtaining prices from market makers and live trading systems. As the significant inputs used to price these securities are observable market inputs, the fair values of asset-backed securities are classified in Level 2.

ARDEN REINSURANCE COMPANY LTD.

NOTES TO THE UNAUDITED CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

4.	INVESTMENTS — (cont’d)

Other Investments

Hedge funds - The fair value of the hedge funds is generally determined on the basis of the net valuation criteria established by the managers of the investments. The Company believes the published net asset value represents the fair value that market participants would apply to an interest in the fund. Some of the hedge funds are subject to restrictions on redemptions and sale which are determined by the governing documents and limit the Company’s ability to liquidate these investments in the short-term. The Company obtains the audited financial statements for every hedge fund annually and regularly reviews and discusses fund performance with fund managers to corroborate the reasonableness of the published net asset value. Due to the restrictions on redemptions and sale of these investments, the Company’s hedge funds have been classified in Level 3.

Fair Value Measurements

As at June 30, 2013 and December 31, 2012, the Company has categorized its investments that are recorded at fair value among levels as follows:

	June 30, 2013
	Level 1	Level 2	Level 3	Total
U.S. government and government agencies	$—	$66,548	$—	$66,548
Residential mortgage-backed securities	—	27,531	—	27,531

Asset-backed securities	—	396	—	396

Other investments	—	—	2,753	2,753

Total	$—	$94,475	$2,753	$97,228

ARDEN REINSURANCE COMPANY LTD.

NOTES TO THE UNAUDITED CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

4.	INVESTMENTS — (cont’d)

	December 31, 2012
	Level 1	Level 2	Level 3	Total
U.S. government and government agencies	$122,824	$—	$—	$122,824

Non-U.S. governments		65,909		65,909

Residential mortgage-backed securities	—	39,051	—	39,051

Asset-backed securities	—	204	—	204

Other investments	—	—	3,612	3,612

Total	$122,824	$105,164	$3,612	$231,600

The following table presents a reconciliation of the beginning and ending balances for the hedge funds, included in other investments that are measured at fair value using Level 3 inputs as at June 30, 2013 and December 31, 2012:

	June 30, 2013	December 31, 2012
Beginning balance as of January 1	$3,612	$147,931

Transfers in/(out) of Level 3 assets, at fair value

Purchases	—	—

Sales	—	(152,467)

Net realized and unrealized gains (losses) included in earnings

Net realized (losses) gains	(977)	17,573

Net unrealized gains (losses)	118	(9,425)

Ending balance	$2,753	$3,612

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in whether or not valuation inputs are observable may result in a reclassification for certain financial assets and liabilities. Reclassifications between Level 1, 2 and 3 of the fair value hierarchy are reported as transfers in and/or out as of the beginning of the quarter in which the reclassifications occur. There were no transfers in or out of Levels 1, 2 or 3 for the six months ended June 30, 2013.

ARDEN REINSURANCE COMPANY LTD.

NOTES TO THE UNAUDITED CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

4.	REINSURANCE CEDED

The effects of reinsurance ceded on premiums written and earned during the six months ended June 30, 2013 and year ended December 31, 2012, respectively, were as follows:

	June 30, 2013	December 31, 2012
Net premiums written
Direct	$7,109	$5,624
Assumed	17,521	122,476
Ceded	(2,114)	(122,262)

	$22,516	$5,838

Net premiums earned
Direct	22,516	13,997
Assumed	16,439	263,061
Ceded	(23,641)	(106,042)

	$15,314	$171,016

The Company uses reinsurance ceded contracts to reduce its exposure to risk of loss on certain reinsurance contracts. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains primarily liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreements. As at June 30, 2013 and December 31, 2012, reinsurance loss reserves recoverable amounted to $349.2 million and $379.6 million, respectively.

ARDEN REINSURANCE COMPANY LTD.

NOTES TO THE UNAUDITED CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

5.	RESERVE FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The reserve for losses and loss adjustment expenses is an estimate which is subject to material variability. The variability arises because all events affecting the ultimate settlement of claims have not taken place and may not take place for some time. Variability can be caused by the receipt of additional claim information, changes in judicial interpretation of contracts or significant differences in the severity or frequency of claims from historical trends. Also, the Company does not have the benefit of its own historical loss experience due to its short operating history. Accordingly, the Company’s reserves for losses and loss adjustment expenses may be subject to greater variability than a more mature company.

Loss and loss adjustment expenses reserve estimates are based on all relevant information available to the Company. The Company believes that the reserve for losses and loss adjustment expenses is sufficient to cover losses that fall within coverages assumed by the Company; however, there can be no assurance that actual losses will not exceed the Company’s total reserves for losses and loss adjustment expenses.

The table below provides a reconciliation of the beginning and ending reserves for losses and loss adjustment expenses for the six months ended June 30, 2013 and 2012. Losses incurred and paid are reflected net of reinsurance recoverables.

	Six Months Ended June 30,
	2013	2012
Gross reserves for losses and loss expenses, beginning of year	$474,915	$563,997
Loss reserves recoverable, beginning of year	379,603	41,448

Total net reserves for losses and loss expenses	95,312	522,549

Net losses incurred related to:
Current period	17,114	44,489
Prior periods	(160)	(416)

Total net incurred losses	16,954	44,073

Net paid losses related to:
Current period	2,029	603
Prior periods	(4,373)	(93,428)

Total net paid losses	(2,344)	(92,645)

Effect of foreign exchange movements	(4,335)	1,055
Net reserves for losses and loss expenses ceded under loss portfolio transfer	—	(399,788)

Total net reserves for losses and loss expenses, end of period	105,587	75,244
Loss reserves recoverable, end of period	349,211	411,828

Gross reserves for losses and loss expenses, end of period	$454,798	$487,072

ARDEN REINSURANCE COMPANY LTD.

NOTES TO THE UNAUDITED CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

6.	COMMITMENTS AND CONTINGENCIES

Concentrations of credit risk

Concentration of credit risk with respect to reinsurance recoverable balances is limited due to the number of reinsurers used on the Company’s reinsurance programs. As at June 30, 2013, one reinsurer accounted for approximately 72% of the reinsurance balances recoverable. This reinsurance recoverable balance is fully collateralized by cash and investments held in a trust under the terms of the loss portfolio transfer reinsurance agreement with Ariel Indemnity Limited. Another six reinsurers account for 20% of the reinsurance balances recoverable; all of these reinsurers are either rated A- or better by A.M. Best or fully collateralized.

Acquisitions

As discussed above in Note 2, as at June 30, 2013, the sale by Arden Holdings of the Company’s entire issued share capital was subject to a definitive agreement with subsidiaries of Enstar.

7.	SUBSEQUENT EVENT

As stated above in Note 2, on September 9, 2013, Arden Holdings completed its sale of the Company’s entire issued share capital to Enstar’s wholly-owned subsidiary and Trident.